                                             ANNUAL REPORT
                                             DECEMBER 31, 2002

PRUDENTIAL
HIGH YIELD FUND, INC.

FUND TYPE
Junk Bonb

OBJECTIVES
Current income, with capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.              PRUDENTIAL FINANCIAL (LOGO)

Prudential High Yield Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The primary investment objective of the Prudential
High Yield Fund, Inc. (the Fund) is to maximize current income. To achieve its income objective, the Fund invests in a diversified portfolio of high yield, fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with the Fund's primary investment objective of current income. The Fund invests primarily in bonds rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (Standard
& Poor's), and in securities rated by another major rating service or securities considered by us to be of comparable quality ("junk bonds"). Since the Fund invests in junk bonds, there is a greater risk of default in the payment of principal and interest than higher-rated securities. There can be no assurance that the Fund will achieve its investment objectives.

Credit Quality

Expressed as a percentage of total investments* as of 12/31/02.

     0.1%   A or better
     4.9    Baa
    31.1    Ba
    40.1    B
     9.9    Caa or lower
     2.4    Not Rated**
     7.9    Equities & Other
     3.6    Cash & Equivalents

Credit quality is subject to change.

 *Excludes cash received as a result of securities on
  loan.
**Not rated bonds are believed to be
  of comparable quality to rated investments.

Ten Largest Issuers

Expressed as a percentage of total investments* as of 12/31/02.

    3.2%   CSC Holdings, Inc.
    1.7    Allied Waste of North America, Inc.
    1.5    Echostar DBS Corp.
    1.5    Nextel Communications, Inc.
    1.2    Graham Packaging Holdings Co.
    1.2    Lyondell Chemical Co.
    1.1    Midland Funding II Corp.
    1.1    Russian Federation
    1.1    HCA, The Healthcare Co.
    1.0    Service Corp. Intl

Holdings are subject to change.

*Excludes cash received as a result of securities on loan.

                                www.prudential.com    (800) 225-1852

Annual Report    December 31, 2002

Cumulative Total Returns1                                As of 12/31/02

                                               One Year   Five Years    Ten Years    Since Inception2
Class A                                         -1.56%      -5.59%        62.35%         129.68%
Class B                                         -2.07       -7.99         53.46          486.43
Class C                                         -2.07       -7.99          N/A            34.58
Class Z                                         -1.30       -4.26          N/A            17.64
Lehman Brothers U.S. Corp. High Yield Index3    -1.41        1.92         76.78            ***
Lipper High Current Yield Funds Avg.4           -1.76       -5.69         58.64           ****

    Average Annual Total Returns1                               As of 12/31/02

               One Year    Five Years    Ten Years    Since Inception2
    Class A     -5.50%      -1.95%         4.54%           6.30%
    Class B     -6.56       -1.78          4.38            7.73
    Class C     -3.94       -1.85          N/A             3.47
    Class Z     -1.30       -0.87          N/A             2.40

    Distributions and Yields                                  As of 12/31/02

                  Total Distributions     30-Day
                   Paid for 12 Months    SEC Yield
    Class A            $0.48               8.44%
    Class B            $0.45               8.29
    Class C            $0.45               8.21
    Class Z            $0.49               9.05

Past performance is not indicative of future results.
Principal and investment return will fluctuate so
that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and Lehman
Brothers. The cumulative total returns do not take
into account applicable sales charges. The average
annual total returns do take into account applicable
sales charges. Without the distribution and service
(12b-1) fee waiver for Class A and Class C shares,
the returns would have been lower. The Fund charges a
maximum front-end sales charge of 4% for Class A
shares. In some limited circumstances, Class A shares
may not be subject to a front-end sales charge, but
may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to
a CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the
first six years. Approximately seven years after
purchase, Class B shares will automatically convert
to Class A shares on a quarterly basis. Class C
shares are subject to a front-end sales charge of 1%
and a CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to a sales
charge or distribution and service (12b-1) fees. The
cumulative and average annual total returns in the
tables above do not reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares. 2Inception
dates: Class A, 1/22/90; Class B, 3/29/79; Class C,
8/1/94; and Class Z, 3/1/96. 3The Lehman Brothers
U.S. Corporate High Yield Index (formerly known as
the Lehman Brothers High Yield Bond Index) is an
unmanaged index of fixed-rate, noninvestment-grade
debt securities with at least one year remaining to
maturity. The Index gives a broad look at how high
yield (junk) bonds have performed. Investors cannot
invest directly in an index. 4The Lipper High Current
Yield Funds Average is based on the average return
for all funds in each share class for the one-year,
five-year, ten-year, and since inception periods.
Funds in the Lipper High Current Yield Funds Average
aim at high (relative) current yield from fixed
income securities, have no quality or maturity
restrictions, and tend to invest in lower-grade debt
issues. The returns for the Lehman Brothers U.S.
Corporate High Yield Index and Lipper High Current
Yield Funds Average would be lower if they included
the effect of sales charges or operating expenses of
a mutual fund, or taxes. ***Lehman Brothers U.S.
Corporate High Yield Index Since Inception returns
are 176.38% for Class A, 436.76% for Class B, 53.15%
for Class C, and 25.66% for Class Z. The Lehman
Brothers U.S. Corporate High Yield Bond Index began
on 6/30/83, therefore the return for Class B shares
represents an inception return from that time until
the present (12/31/02). ****Lipper Average Since
Inception returns are 137.65% for Class A, 590.12%
for Class B, 34.24% for Class C, and 16.23% for
Class Z.
                                                   1

PRUDENTIAL FINANCIAL (LOGO)        February 3, 2003

DEAR SHAREHOLDER,
Financial markets were volatile during 2002, the reporting period of the Prudential High Yield Fund.
Taking into account the U.S. fixed income market rally and the equity market decline in 2002, bonds have outperformed stocks for three years in a row.
This has not happened since 1941. In the flight-to-quality trend that persisted for much of 2002, high-quality debt securities and other conservative assets increasingly played a prominent role in asset allocation strategies, but high yield bonds and other riskier investments found little favor.

For the year, the Fund's Class A shares declined more than their benchmark, the Lehman Brothers U.S.
Corporate High Yield Index (the Index). However, the
Class A shares performed slightly better than the average comparable portfolio, as measured by the Lipper High Current Yield Funds Average.

The Fund's management team explains developments in the fixed income markets and the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.

Annual Report    December 31, 2002

INVESTMENT ADVISER'S REPORT

A WATERSHED YEAR FOR HIGH YIELD BONDS
The U.S. high yield bond market endured a turbulent year in 2002. High yield bonds performed well in the first and fourth quarters. However, the time between those periods was among the most difficult in the history of the high yield market. Junk bond prices tumbled in the second and third quarters to such an extent that the strong rally in the fourth quarter failed to completely erase their earlier losses.

Improving economic conditions in the United States had initially encouraged renewed enthusiasm for high yield bonds early in 2002. However, demand for them dwindled as economic growth slowed in the spring amid less vigorous consumer spending and continued weakness in business investment. Investors were also concerned about the recovery of corporate profitability and the potential for more terrorist attacks on the United States. Moreover, corporate governance scandals at WorldCom Inc., Adelphia
Communications, Global Crossing, and other firms battered an already weak stock market. Some scandal-ridden companies that were originally rated investment grade were lowered to junk bond status.
Because bonds of these so-called "fallen angels" declined dramatically in value, they pressured the high yield market when they were reclassified as junk bonds.

RELATIVELY MODEST TELECOM POSITION AIDED THE FUND
In this difficult investment environment, the Fund
benefited from our decision to have a relatively
modest exposure to telecommunications bonds. The
telecom industry was among the largest issuers of
high yield bonds in the late 1990s. At that time
there was an abundance of capital available to
finance the construction of what proved to be an
overcapacity of fiber optic networks. Since then, the
industry has struggled under a mountain of debt. News
that the now-bankrupt WorldCom had inflated its
profits by billions of dollars dealt another blow to
the telecom sector in 2002.
                                                    3

Prudential High Yield Fund, Inc.

Annual Report    December 31, 2002

Nevertheless, in the fourth quarter of 2002, telecom, cable television, technology, and several other sectors of the high yield market began to rally amid hopes for a stronger economy, particularly after the Federal Reserve cut short-term interest rates in November to stimulate growth. Bargain hunting also helped junk bonds and stocks erase some of their earlier losses.

FUND HELD BACK BY CABLE, AIRLINES, AND UTILITIES
The Fund held bonds in the cable television, airline, and utilities sectors that detracted from its returns in 2002, even though it avoided heavy exposure to some of the most troubled firms such as Adelphia
Communications and United Airlines. Specifically, bonds of Cablevision Systems, Charter Communications,
Delta Airlines, and Calpine Corporation are among the Fund's holdings that hurt its performance relative to the Index. The bankruptcy of cable TV firm Adelphia
Communications spread gloom through the industry.
High yield investors have historically viewed the cable industry favorably for its steady cash flows.
This perception was shaken by the downfall of Adelphia, which revealed that it had overstated its revenue and subscriber data. United Airlines' parent, UAL Corporation, filed for bankruptcy as it battled high costs, a large debt burden, and a travel slump that has weighed on the airline industry since the terrorist attacks on the United States on September
11, 2001. Among utilities, bonds of independent power producers remained under pressure as the companies struggled with overcapacity in the electricity market, high debt levels, and increasing scrutiny from regulators.

GOOD SECURITY SELECTION HELPED THE FUND
Not all areas of the high yield market experienced
heightened volatility. For example, the lowest
mortgage rates in nearly 40 years helped the home
building sector thrive, while spending by recreation-
minded consumers continued to support the gaming and
lodging sectors. The media sector benefited from
increased spending on advertising during the midterm
U.S. congressional elections, while the packaging
sector benefited from new technologies and fairly
steady consumer demand. Our good security selection in
                    www.prudential.com     (800) 225-1852

these sectors included the bonds of Mandalay Resorts, Station Casinos, Felcor, Lin Television, Graham
Packaging, and KB Home. In contrast, a position in Paxson Communications negatively affected the Fund's performance as the television broadcaster's relationship with potential suitor NBC soured.

EMERGING MARKETS EXPOSURE WORKED WELL
Looking outside the United States, the Fund also benefited from good security selection within its limited exposure to emerging markets bonds. The Fund held Russian bonds that rallied as growing tension in the Middle East and upheaval in Venezuela helped keep oil prices higher than expected. The Fund only had a modest exposure to Brazilian bonds when they were under heavy pressure prior to that nation's presidential election in October. After the election, we added to the Fund's Brazilian bond position once it became clear the newly elected administration would maintain
Brazil's market-friendly policies.

LOOKING AHEAD
We believe the high yield market is finally over the worst of its credit-quality problems. Corporations are reducing debt, curtailing their spending, selling noncore assets, and taking other steps to improve their balance sheets. Moreover, the ability of companies to use their cash flow to pay interest and principal on their debt has improved over the last few quarters.

Our approach to managing credit risk employs a balanced effort to preserve the Fund's income stream while enhancing its potential for price appreciation.
To achieve these ends, we are maintaining the Fund's core positions in gaming, healthcare, energy, and other sectors that tend to perform relatively well even under challenging economic conditions. We have also been selectively purchasing bonds that we believe are undervalued in those industries that came under heavy pressure in 2002. Finally, we are assessing investment opportunities among "fallen angels" because some of their bonds still offer good value.

Prudential High Yield Fund, Inc. Management Team

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.5%
ASSET BACKED SECURITIES  0.8%
----------------------------------------------------------------------------------------
CSAM Funding Corp. I,
 Sub. Notes , Cl. D-2          Ba2              8.17%(j)       3/29/16   $   7,000       $    5,740,000
Inner Harbor,
 Sub. Notes, Cl. B-2
 (cost $4,646,501; purchased
 4/19/01)                      Ba2              11.19          6/15/13       5,000(b)         2,500,000
Liberty Square Ltd.,
 Ser. 2001-2A, Cl. D
 (cost $3,730,968; purchased
 5/23/01)                      Ba3              7.923(j)       6/15/13       3,789(b)           568,341
Octagon Investment Partners
 III, Sr. Sec'd Notes
 (cost $5,000,000; purchased
 12/7/99)                      Ba3              7.66(j)       12/14/11       5,000(b)         3,113,500
Stanfield/RMF Transatlantic
 Ltd., Sr. Notes, Ser. D-1
 (cost $5,000,000; purchased
 4/19/00)                      Ba2              7.875(j)       4/15/15       5,000(b)         2,400,000
                                                                                         --------------
Total asset backed
 securities
 (cost $25,377,469)                                                                          14,321,841
                                                                                         --------------
CORPORATE BONDS  83.8%
----------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
K&F Industries, Inc.,
 Sr. Sub. Notes                B3               9.625         12/15/10       4,000            4,070,000
 Sr. Sub. Notes, Ser. B        B3               9.25          10/15/07       4,130            4,274,550
                                                                                         --------------
                                                                                              8,344,550
----------------------------------------------------------------------------------------
Banks/Financial Services/Insurance  0.7%
LNR Property Corp.,
 Sr. Sub. Notes, Ser. B        Ba3              9.375          3/15/08       1,000              980,000
Sovereign Bancorp, Inc.,
 Sr. Notes                     Ba2              10.25          5/15/04       2,070            2,178,675
 Sr. Notes                     Ba2              10.50         11/15/06       1,245            1,385,063

    6                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Ventas Realty LP,
 Sr. Notes                     Ba3              8.75%           5/1/09   $   2,250       $    2,328,750
 Sr. Notes                     Ba3              9.00            5/1/12       2,050            2,142,250
Western Financial Savings
 Bank, Sub. Cap. Deb.          B1               8.875           8/1/07       4,400            4,262,500
                                                                                         --------------
                                                                                             13,277,238
----------------------------------------------------------------------------------------
Building & Construction  1.5%
Beazer Homes USA, Inc.,
 Sr. Notes                     Ba2              8.375          4/15/12       2,300            2,369,000
D.R. Horton, Inc.,
 Sr. Gtd. Notes                Ba1              8.00            2/1/09       5,125            5,125,000
 Sr. Notes                     Ba1              7.50           12/1/07       4,000            3,920,000
 Sr. Notes                     Ba1              8.50           4/15/12       2,375            2,386,875
KB Home, Sr. Sub. Notes        Ba3              8.625         12/15/08       6,325(g)         6,546,375
New Millenium Homes LLC, Sr.
 Notes                         NR               Zero          12/31/04       1,854(f)           927,000
Nortek, Inc.,
 Sr. Notes                     B1               9.25           3/15/07       1,440            1,479,600
 Sr. Sub. Notes, Ser. B        B3               9.875          6/15/11       7,000            7,008,750
                                                                                         --------------
                                                                                             29,762,600
----------------------------------------------------------------------------------------
Cable  3.1%
Avalon Cable Holdings LLC,
 Sr. Disc. Notes, Zero
 Coupon (until 12/1/03)        B2               11.875         12/1/08       9,000            5,580,000
Callahan Nordrhein Westfalen
 (Germany),
 Sr. Disc. Notes, Zero
 Coupon (until 07/15/05)       NR               16.00          7/15/10      15,000(e)(i)        337,500
 Sr. Notes                     NR               14.00          7/15/10       6,900(e)(i)        258,750
Charter Communications
 Holdings LLC,
 Sr. Disc. Notes, Zero
 Coupon (until 5/15/06)        B3               11.75          5/15/11       3,000              750,000
 Sr. Notes                     B3               10.00           4/1/09       1,500              667,500
 Sr. Notes                     B3               9.625         11/15/09      12,000            5,340,000
 Sr. Notes                     B3               10.25          1/15/10       8,200            3,649,000

    See Notes to Financial Statements                                      7

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Sr. Notes                     B3               11.125%        1/15/11   $  13,000       $    5,882,500
 Sr. Notes                     B3               10.00          5/15/11       5,700            2,536,500
Coaxial Communications,
 Inc., Sr. Notes               B3               10.00          8/15/06      12,000           10,500,000
Comcast UK Cable Partners
 Ltd. (Bermuda),
 Sr. Disc. Deb.                Caa2             11.20         11/15/07      12,000(i)         8,460,000
Diamond Cable Communications
 Co.
 (United Kingdom),
 Sr. Disc. Notes               Ca               13.25          9/30/04       2,010(e)(i)        180,900
Insight Midwest LP,
 Sr. Notes                     B2               10.50          11/1/10       1,005              977,363
Mediacom Broadband LLC,
 Sr. Notes                     B2               7.875          2/15/11       9,750            8,141,250
 Sr. Notes                     B2               11.00          7/15/13       1,500            1,522,500
NTL Communications Corp.,
 Sr. Notes, Zero Coupon
 (until 10/01/03)              Ca               12.375         10/1/08       1,325(e)            99,375
TCI Communications, Inc.,
 Sr. Notes                     Baa3             6.375           5/1/03       1,500            1,500,105
United Pan-Europe
 Communications, Inc.
 (Netherlands),
 Sr. Disc. Notes, Zero
 Coupon (until 2/1/05)         Ca               13.75           2/1/10      21,550(e)(i)      1,293,000
 Sr. Disc. Notes, Zero
 Coupon (until 8/1/04)         Ca               12.50           8/1/09       3,820(e)(i)        229,200
                                                                                         --------------
                                                                                             57,905,443
----------------------------------------------------------------------------------------
Chemicals  3.4%
Avecia Group PLC
 (United Kingdom),
 Sr. Notes                     Caa1             11.00           7/1/09       2,550(i)         1,989,000
Huntsman International LLC,
 Sr. Notes                     B3               9.875           3/1/09       1,885(g)         1,885,000
 Sr. Sub. Notes                Caa1             10.125          7/1/09      13,741           11,405,030
IMC Global, Inc.,
 Sr. Notes, Ser. B             Ba2              10.875          6/1/08       1,415            1,535,275
 Sr. Notes, Ser. B             Ba2              11.25           6/1/11       9,920(g)        10,664,000

    8                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc.,
 Sr. Sub. Notes, Ser. B        B2               10.25%          7/1/11   $   9,010       $    9,325,350
Lyondell Chemical Co.,
 Sr. Notes, Ser. B             Ba3              9.875           5/1/07       5,000            4,800,000
 Sr. Sec'd Note                Ba3              9.50          12/15/08       9,940            9,244,200
 Sr. Sub. Notes                B2               10.875          5/1/09      10,920            9,336,600
OM Group, Inc.,
 Sr. Sub. Notes                Caa2             9.25          12/15/11       8,190            4,422,600
Sterling Chemical, Inc.,
 Sr. Disc. Notes               NR               13.50          8/15/08         472(e)             1,180
                                                                                         --------------
                                                                                             64,608,235
----------------------------------------------------------------------------------------
Consumer Products & Services  1.1%
Coinmach Corp., Sr. Notes      B2               9.00            2/1/10       7,945            8,332,319
Corning Consumer Prods. Co.,
 Sr. Sub. Notes                NR               9.625           5/1/08       5,030(e)           251,500
Dimon Inc., Sr. Notes          Ba3              9.625         10/15/11       3,150            3,331,125
Kindercare Learning Centers,
 Inc., Sr. Sub. Notes          B3               9.50           2/15/09       8,200            7,954,000
                                                                                         --------------
                                                                                             19,868,944
----------------------------------------------------------------------------------------
Containers  3.6%
Applied Extrusion Tech.,
 Inc.
 Sr. Notes                     Caa1             10.75           7/1/11       4,811            3,103,095
Berry Plastics Corp.,
 Gtd. Notes                    B3               10.75          7/15/12       3,100            3,301,500
Graham Packaging
 Holdings Co.,
 Sr. Disc. Notes, Zero
 Coupon (until 1/15/03)        CCC(a)           10.75          1/15/09      16,925           16,776,906
 Sr. Sub. Notes, Ser. B        Caa1             8.75           1/15/08       7,150            7,015,938
Greif Brothers Corp.,
 Sr. Sub. Notes                B2               8.875           8/1/12       3,495            3,704,700
Owens-Brockway Glass
 Container, Sec'd. Note        B2               8.75          11/15/12       2,265            2,298,975
Radnor Holdings Corp.,
 Sr. Notes                     B2               10.00          12/1/03         915              777,750
Silgan Holdings, Inc.,
 Sr. Sub. Deb.                 B1               9.00            6/1/09      13,400           13,969,500

    See Notes to Financial Statements                                      9

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container
 Corp., Sr. Notes              B2               8.25%          10/1/12   $  10,750       $   10,965,000
United States Can Corp.,
 Bank Loan
 (cost $4,408,194; purchased
 9/25/02)                      Caa1             5.65          12/31/08       4,871(b)(k)      4,150,092
 Gtd. Notes, Ser. B            Caa1             12.375         10/1/10       3,145            1,352,350
                                                                                         --------------
                                                                                             67,415,806
----------------------------------------------------------------------------------------
Energy  5.7%
AmeriGas Partners & Eagle,
 Sr. Notes                     BB(a)            8.875          5/20/11       2,600            2,704,000
 Sr. Notes, Ser. B             Ba3              8.875          5/20/11       2,000            2,080,000
Cogentrix, Inc., Sr. Notes     B1               8.10           3/15/04       1,850              962,000
El Paso Energy Partners LP,
 Sr. Sub. Notes                B1               8.50            6/1/11       2,025(g)         1,878,187
El Paso, Corp., Sr. Notes      Ba2              7.00           5/15/11      10,530(g)         7,160,400
Eott Energy Partners LP,
 Sr. Notes                     D(a)             11.00          10/1/09       3,605(e)         1,658,300
Forest Oil Corp., Sr. Notes    Ba3              8.00           6/15/08       3,500            3,692,500
Hanover Equipment Trust,
 Sec'd. Note                   B1               9.487           9/1/08       1,985            1,935,375
 Sr. Sec'd. Note               B1               9.737           9/1/11       7,500            7,237,500
Houston Exploration Co.,
 Sr. Sub. Notes                B2               8.625           1/1/08      11,020           11,350,600
Leviathan Gas Pipeline
 Corp., Sr. Sub. Notes         B1               10.375          6/1/09       4,750            4,821,250
Magnum Hunter Resources,
 Inc., Sr. Notes               B2               9.60           3/15/12       4,250(g)         4,515,625
Parker & Parsley Petroleum
 Co., Sr. Notes                Ba1              8.875          4/15/05       2,000            2,145,222
Parker Drilling Co.,
 Sr. Notes, Ser. D             B1               9.75          11/15/06       4,485(g)         4,552,275
Pemex Project Funding,
 Gtd. Notes                    Baa1             9.125         10/13/10      14,350(g)        16,430,750

    10                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Plains All American Pipeline
 LP,
 Sr. Notes                     Ba2              7.75%         10/15/12   $   1,120       $    1,164,800
Tennessee Gas Pipeline Co.,
 Deb.                          Ba1              7.00           3/15/27       8,520            7,753,200
 Deb.                          Ba1              7.625           4/1/37       8,615            6,892,000
Veritas DGC, Inc.,
 Sr. Notes, Ser. C             Ba3              9.75          10/15/03       6,300            6,237,000
Vintage Petroleum, Inc.,
 Sr. Notes                     Ba3              8.25            5/1/12       3,010(g)         3,130,400
 Sr. Sub. Notes                B1               9.75           6/30/09       1,530            1,591,200
 Sr. Sub. Notes                B1               7.875          5/15/11       2,250            2,193,750
Western Resources, Inc.,
 Notes                         Ba1              7.875           5/1/07       4,870            4,930,875
 Notes                         Ba2              6.25           8/15/03       1,505            1,444,800
                                                                                         --------------
                                                                                            108,462,009
----------------------------------------------------------------------------------------
Food/Beverages/Bottling  2.4%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                B3               11.875         11/1/08       6,230            6,681,675
Carrols Corp., Sr. Sub.
 Notes                         B3               9.50           12/1/08      12,000           10,440,000
Del Monte Corp.,
 Sr. Sub. Notes                B2               8.625         12/15/12       4,400(g)         4,488,000
Delhaize America, Inc.,
 Gtd. Notes                    Ba1              8.125          4/15/11       7,020            6,791,843
Iowa Select Farms LP,
 Sec'd. Notes, PIK             NR               10.75          12/1/06         613              337,384
National Restaurant
 Enterprises Holding, Inc.,
 Sr. Notes                     Caa2             10.75         11/15/07       1,090(e)           163,507
 Sr. Notes, PIK                Caa2             13.00          5/15/08       1,161(e)           174,152
Smithfield Foods, Inc.,
 Sr. Notes                     Ba2              8.00          10/15/09       3,500(g)         3,570,000
Specialty Foods Acquisition
 Corp., Sr. Sec'd Disc. Deb.   NR               13.00          6/15/09         460(e)            13,793
Sun World Int'l, Inc.
 Notes, Ser. B                 Caa1             11.25          4/15/04       2,435            1,461,000

    See Notes to Financial Statements                                     11

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants,
 Inc.,
 Sr. Notes                     Ba1              8.50%          4/15/06   $   3,000(g)    $    3,187,500
 Sr. Notes                     Ba1              8.875          4/15/11       8,000            8,680,000
                                                                                         --------------
                                                                                             45,988,854
----------------------------------------------------------------------------------------
Gaming  6.9%
Argosy Gaming Co.,
 Sr. Sub. Notes                B2               9.00            9/1/11       2,355            2,493,356
Boyd Gaming Corp.,
 Sr. Sub. Notes                B1               8.75           4/15/12       2,800            2,912,000
Circus Circus Enterprises,
 Inc.,
 Deb.                          Ba2              6.70          11/15/96       9,595            9,639,876
 Notes                         Ba2              6.45            2/1/06       2,925            2,983,500
 Notes                         Ba3              7.625          7/15/13       8,350            8,350,000
Coast Hotels & Casinos,
 Inc., Sr. Sub. Notes          B2               9.50            4/1/09       8,000            8,560,000
Fitzgeralds Gaming Corp.,
 Sr. Sec'd. Notes
 (cost $2,469,598; purchased
 12/27/97 and 2/11/00)         NR               12.25         12/15/04       2,617(b)(e)        654,302
Hollywood Casino Corp.,
 Sr. Sec'd. Notes              B3               11.25           5/1/07       6,295            6,798,600
Hollywood Park, Inc.,
 Sr. Sub. Notes, Ser. B        Caa1             9.25           2/15/07       7,351            6,505,635
Horseshoe Gaming LLC,
 Sr. Sub. Notes                B2               8.625          5/15/09         675              717,188
International Game
 Technology, Sr. Notes         Ba1              7.875          5/15/04       1,815            1,887,600
Isle of Capri Casinos, Inc.,
 Sr. Sub. Notes                B2               9.00           3/15/12         910              946,400
Kerzner International Ltd.
 (Bahamas), Gtd. Notes         B2               8.875          8/15/11       9,670(i)         9,863,400
Majestic Investor Holdings
 LLC, Sr. Sec'd. Notes         B2               11.653        11/30/07       5,000            4,625,000

    12                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mandalay Resort Group,
 Sr. Notes                     Ba2              9.50%           8/1/08   $   3,500(g)    $    3,876,250
 Sr. Sub. Notes, Ser. B        Ba3              10.25           8/1/07       8,750(g)         9,603,125
MGM Mirage, Inc.,
 Gtd. Notes                    Ba2              9.75            6/1/07       6,500            7,182,500
 Sr. Notes                     Ba1              8.50           9/15/10         900              994,500
 Sr. Sub. Notes                Ba2              8.375           2/1/11       3,955(g)         4,261,512
Mohegan Tribal Gaming
 Authority, Sr. Sub. Notes     Ba3              8.00            4/1/12       1,935            2,017,237
Park Place Entertainment
 Corp.,
 Sr. Notes                     Ba1              8.50          11/15/06       1,275            1,355,543
 Sr. Notes                     Ba1              7.50            9/1/09         500              514,224
 Sr. Sub. Notes                Ba2              7.875         12/15/05       3,500            3,561,250
 Sr. Sub. Notes                Ba2              9.375          2/15/07       2,100            2,241,750
 Sr. Sub. Notes                Ba2              8.875          9/15/08       2,240            2,380,179
 Sr. Sub. Notes                Ba2              7.875          3/15/10       7,400            7,529,500
 Sr. Sub. Notes                Ba2              8.125          5/15/11         500(g)           518,750
Station Casinos, Inc., Sr.
 Sub. Notes                    B2               9.875           7/1/10      15,657           16,987,845
                                                                                         --------------
                                                                                            129,961,022
----------------------------------------------------------------------------------------
Healthcare  7.3%
Alaris Medical Systems,
 Inc.,
 Gtd. Notes                    Caa1             9.75           12/1/06         895              895,000
 Sr. Disc. Notes, Zero
 Coupon (until 8/1/03)         Caa2             11.125          8/1/08       6,833            6,286,360
 Sr. Sec'd. Notes              B2               11.625         12/1/06       5,250            5,925,938
Alliance Imaging, Inc.,
 Sr. Sub. Notes                B3               10.375         4/15/11       3,450(g)         3,363,750
Concentra Operating Corp.,
 Sr. Sub. Notes, Ser. B        B3               13.00          8/15/09      12,863           12,991,630
Fresenius Med. Care Capital
 Trust, Gtd. Notes             Ba2              7.875          6/15/11       3,550(g)         3,443,500
Hanger Orthopedic Group,
 Inc., Sr. Sub. Notes          B3               11.25          6/15/09       4,835(g)         4,980,050

    See Notes to Financial Statements                                     13

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 8/1/04)         NR               12.00%          8/1/07   $   7,373(e)(f) $    1,400,870
HCA, Inc. The Healthcare
 Co.,
 Notes                         Ba1              7.69           6/15/25       1,840(g)         1,820,492
 Notes                         Ba1              7.125           6/1/06       3,830            4,058,793
 Notes                         Ba1              8.85            1/1/07       2,000            2,230,816
 Notes                         Ba1              8.70           2/10/10       4,150            4,734,419
 Notes                         Ba1              9.00          12/15/14       4,000            4,733,360
 Deb.                          Ba1              7.50          11/15/95       4,235            3,950,116
HEALTHSOUTH Corp.,
 Notes                         Ba3              7.625           6/1/12       2,400            1,980,000
 Sr. Notes                     Ba3              6.875          6/15/05       3,835            3,298,100
 Sr. Notes                     Ba3              8.50            2/1/08       8,000(g)         6,880,000
 Sr. Notes                     Ba3              8.375          10/1/11       4,250            3,591,250
Magellan Health Services,
 Inc., Sr. Notes               Caa2             9.375         11/15/07       4,755(g)         3,756,450
Medquest, Inc.,
 Sr. Sub. Notes                B3               11.875         8/15/12       6,300            6,142,500
Res-Care, Inc., Sr. Notes      B2               10.625        11/15/08       6,000            4,380,000
Rotech Healthcare, Inc.,
 Sr. Sub. Notes                B2               9.50            4/1/12       9,000            9,011,250
Select Medical Corp.,
 Sr. Sub. Notes                B3               9.50           6/15/09       4,120            4,264,200
Service Corp. Int'l.,
 Notes                         B1               6.50           3/15/08       7,825            7,003,375
 Sr. Notes                     B1               6.00          12/15/05      14,960           14,062,400
Triad Hospitals, Inc.,
 Gtd. Notes, Ser. B            B1               8.75            5/1/09         840              899,850
 Sr. Sub. Notes                B2               11.00          5/15/09       8,800            9,724,000
US Healthworks, Inc.,
 Sr. Disc. Notes               NR               17.00         10/15/04       2,044            2,187,584
                                                                                         --------------
                                                                                            137,996,053
----------------------------------------------------------------------------------------
Industrials/Services  5.8%
Actuant Corp.,
 Sr. Sub. Notes                B2               13.00           5/1/09       3,448            4,034,160

    14                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.,
 Sr. Sub. Notes                B2               8.50%          5/15/11   $   2,955       $    3,191,400
Allied Waste of North
 America, Inc.,
 Gtd. Notes, Ser. B            Ba3              8.50           12/1/08       7,535(g)         7,572,675
 Sr. Notes                     Ba3              7.875           1/1/09      16,950(g)        16,695,750
 Sr. Sub. Notes                B2               10.00           8/1/09      10,690(g)        10,609,825
Browning-Ferris Industrials,
 Inc., Sr. Deb.                Ba3              7.40           9/15/35       5,000            4,098,410
Eagle Picher Holdings, Inc.,
 Sr. Sub. Notes                Caa1             9.375           3/1/08       2,500            1,762,500
Foamex LP, Sr. Sub. Notes      B3               10.75           4/1/09       1,500            1,050,000
Gentek, Inc., Sr. Sub. Notes   Ca               11.00           8/1/09      13,749(e)           412,470
International Wire Group,
 Inc.,
 Gtd. Notes                    Caa1             11.75           6/1/05      17,500           11,025,000
 Sr. Sub. Notes                Caa1             11.75           6/1/05         334              210,420
Iron Mountain, Inc.,
 Sr. Sub. Notes                B2               8.625           4/1/13       6,000            6,270,000
L-3 Communications Corp.,
 Sr. Sub. Notes                Ba3              7.625          6/15/12       7,500            7,725,000
Motors & Gears, Inc.,
 Sr. Notes                     Caa1             10.75         11/15/06       9,500            8,193,750
MSX International, Inc.,
 Sr. Sub. Notes                B3               11.375         1/15/08         315              119,700
Sequa Corp., Sr. Notes         Ba3              9.00            8/1/09         510              489,600
Stellex Technologies, Inc.,
 Sr. Sub. Notes, Ser. B        NR               9.50           11/1/07       1,000(e)(f)            130
Terex Corp.,
 Sr. Sub. Notes                B3               10.375          4/1/11      10,830           10,180,200
 Sr. Sub. Notes                B3               9.25           7/15/11       1,845            1,681,256
The Manitowoc Co., Inc.,
 Sr. Sub. Notes                B2               10.50           8/1/12       2,000            2,075,000
Thermadyne Holdings Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 6/1/03)         C                12.50           6/1/08       2,500(e)            12,500
Tyco Int'l Group SA, Sr.
 Notes                         Ba2              6.375          2/15/06       1,200(g)         1,164,000

    See Notes to Financial Statements                                     15

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Xerox Corp., Sr. Notes         B1               9.75%          1/15/09   $  10,890       $   10,454,400
                                                                                         --------------
                                                                                            109,028,146
----------------------------------------------------------------------------------------
Instrument--Controls  0.3%
Perkin Elmer, Inc.,
 Sr. Sub. Notes                Ba3              8.875          1/15/13       5,000            4,925,000
----------------------------------------------------------------------------------------
Lodging & Leisure  6.5%
Extended Stay America, Inc.,
 Sr. Sub. Notes                B2               9.15           3/15/08       6,050            5,959,250
Felcor Lodging LP, Sr. Notes   Ba3              9.50           9/15/08       8,030            8,190,600
Felcor Suites LP,
 Gtd. Sr. Notes                Ba3              7.375          10/1/04       7,435            7,397,825
Hilton Hotels Corp.,
 Sr. Notes                     Ba1              7.50          12/15/17       6,695            6,305,913
HMH Properties, Inc.,
 Gtd., Ser. B                  Ba3              7.875           8/1/08       8,590(g)         8,332,300
 Sr. Notes, Ser. C             Ba3              8.45           12/1/08       6,000(g)         5,925,000
Host Marriott Corp.,
 Gtd. Notes, Ser. I            Ba3              9.50           1/15/07      13,625(g)        13,829,375
Intrawest Corp. (Canada),
 Sr. Notes                     B1               10.50           2/1/10       8,495(i)         8,919,750
 Sr. Notes                     B1               10.50           2/1/10       1,075(i)         1,128,750
ITT Corp.,
 Deb.                          Ba1              7.375         11/15/15       7,000            6,440,000
 Notes                         Ba1              6.75          11/15/05       7,365(g)         7,365,000
La Quinta Inns, Inc.,
 Sr. Notes                     Ba3              7.40           9/15/05       1,200            1,189,500
Meditrust Corp., Notes         Ba3              7.00           8/15/07       1,150            1,104,000
Prime Hospitality Corp.,
 Sr. Sub. Notes, Ser. B        B1               8.375           5/1/12       4,690            4,549,300
Royal Caribbean Cruises
 Ltd., Sr. Notes               Ba2              8.125          7/28/04       2,665(g)         2,625,025
Starwood Hotels & Resorts
 Worldwide, Inc.,
 Deb.                          Ba1              7.375           5/1/07      10,500           10,316,250
 Notes                         Ba1              7.875           5/1/12       2,390            2,366,100

    16                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.,
 Sr. Sub. Notes                B2               8.75%          5/15/09   $   4,250       $    4,356,250
Venetian Casino Resort LLC,
 Notes                         NR               11.00          6/15/10      16,520           17,263,400
                                                                                         --------------
                                                                                            123,563,588
----------------------------------------------------------------------------------------
Media  8.0%
Alliance Atlantis
 Communications, Inc.
 (Canada), Sr. Sub. Notes      B1               13.00         12/15/09       9,515(i)        10,371,350
American Media Operations,
 Inc., Notes, Ser. B           B2               10.25           5/1/09       3,250            3,363,750
CanWest Media, Inc.
 (Canada), Sr. Sub. Notes      B2               10.625         5/15/11       5,600(i)         5,978,000
Dex Media East LLC,
 Sr. Sub. Notes                B3               12.125        11/15/12      15,450(g)        17,110,875
Echostar DBS Corp.,
 Sr. Notes                     B1               10.375         10/1/07      12,150           13,152,375
 Sr. Notes                     B1               9.125          1/15/09      16,660           17,534,650
Gray Television, Inc.,
 Sr. Sub. Notes                B3               9.25          12/15/11       5,980            6,435,975
InterAct Operating Co., PIK    NR               14.00           8/1/03       1,976(e)(f)         19,760
LIN Holdings Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 3/1/03)         Caa1             10.00           3/1/08      11,300           11,601,375
PanAmSat Corp.,
 Gtd. Sr. Notes                NR               8.50            2/1/12       7,265            6,938,075
Phoenix Color Corp.,
 Sr. Sub. Notes                Caa2             10.375          2/1/09       1,000              850,000
Quebecor Media, Inc.
 (Canada),
 Sr. Disc. Notes, Zero
 Coupon (until 7/15/06)        B2               13.75          7/15/11      13,500(i)         7,644,375
 Sr. Notes                     B2               11.125         7/15/11       2,250(i)         2,072,813
Quebecor World, Inc.,
 Sr. Sub. Notes                Baa2             7.75           2/15/09         250              258,256

    See Notes to Financial Statements                                     17

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Radio Unica Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/12/03)        Caa3             11.75%          8/1/06   $     500       $      258,125
Regal Cinemas, Inc.,
 Sr. Sub. Notes                B3               9.375           2/1/12       5,230(g)         5,569,950
RH Donnelley Finance Corp.
 I, Sr. Sub. Notes             B2               10.875        12/15/12       5,675(g)         6,185,750
Sinclair Broadcast Group,
 Inc.,
 Sr. Sub. Notes                B2               8.75          12/15/11       4,100            4,412,625
 Sr. Sub. Notes                B2               8.00           3/15/12       4,050            4,222,125
Star Choice Communications
 (Canada), Sr. Sec'd. Notes    B3               13.00         12/15/05       8,000(i)         7,560,000
Sun Media Corp. (Canada),
 Sr. Sub. Notes                B2               9.50           2/15/07       2,000(i)         2,050,000
 Sr. Sub. Notes                B2               9.50           5/15/07       9,522(i)         9,760,050
Vertis, Inc.,
 Gtd. Notes, Ser. B            B2               10.875         6/15/09       4,325            4,498,000
 Sr. Notes                     B-(a)            10.875         6/15/09       3,925            4,082,000
                                                                                         --------------
                                                                                            151,930,254
----------------------------------------------------------------------------------------
Metals & Mining  1.6%
AK Steel Corp., Gtd. Notes     B1               7.75           6/15/12      15,795           15,913,463
Century Aluminum Co.,
 Sr. Sec'd 1st Mtg.            Ba3              11.75          4/15/08       7,420            7,197,400
LTV Corp., Sr. Notes           NR               11.75         11/15/09       7,305(e)             9,131
Lukens, Inc., Sr. Notes        NR               6.50            2/1/06       5,000(e)           125,000
Sheffield Steel Corp.,
 Sec'd. Notes                  NR               10.00          4/30/07       2,549            1,656,850
UCAR Finance, Inc.,
 Sr. Notes                     B3               10.25          2/15/12       4,350            3,458,250
United States Steel LLC,
 Sr. Notes, Ser. B             Ba3              10.75           8/1/08       2,525(g)         2,487,125
                                                                                         --------------
                                                                                             30,847,219

    18                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Paper & Forest Products  1.6%
Caraustar Industrials, Inc.,
 Sr. Sub. Notes                Ba2              9.875%          4/1/11   $   3,600       $    3,708,000
Doman Industries Ltd.
 (Canada), Sr. Notes           Ca               9.25          11/15/07       3,885(i)           485,625
Georgia-Pacific Corp., Deb.    Ba1              7.70           6/15/15       4,000            3,400,000
Riverwood Int'l. Corp.,
 Sr. Notes                     B3               10.625          8/1/07       2,500            2,587,500
 Sr. Sub. Notes                Caa1             10.875          4/1/08       4,850            4,874,250
Stone Container Corp.
 (Canada),
 Sr. Notes                     B2               11.50          8/15/06       4,870(i)         5,162,200
 Sr. Notes                     B2               9.75            2/1/11       4,570(i)         4,889,900
 Sr. Notes                     B2               8.375           7/1/12       5,000(i)         5,125,000
                                                                                         --------------
                                                                                             30,232,475
----------------------------------------------------------------------------------------
Real Estate Investment Trust  1.0%
BF Saul Real Estate
 Investment Trust,
 Sr. Notes, Ser. B             B-(a)            9.75            4/1/08      13,000           12,902,500
Senior Housing Trust,
 Sr. Notes                     Ba2              8.625          1/15/12       6,000            5,910,000
                                                                                         --------------
                                                                                             18,812,500
----------------------------------------------------------------------------------------
Retail & Supermarkets  3.3%
Color Spot Nurseries,
 Sr. Sub. Notes                NR               13.00         12/15/05       2,674              267,380
Dillards, Inc., Notes          Ba3              6.43            8/1/04       1,235            1,216,475
Ferrellgas Partner LP,
 Sr. Notes                     B2               8.75           6/15/12       2,590            2,680,650
Fleming Cos., Inc., Sr.
 Notes                         B2               10.125          4/1/08       5,335            4,588,100
Great Atlantic & Pacific Tea
 Co., Inc., Notes              B3               7.75           4/15/07       5,475(g)         3,942,000
JC Penney Co., Inc., Deb.      Ba3              7.40            4/1/37       5,965(g)         6,024,650
Montgomery Ward & Co.          NR               Zero            1/1/49       2,450(e)               245
Pantry, Inc., Sr. Sub. Notes   B3               10.25         10/15/07      11,370           10,204,575

    See Notes to Financial Statements                                     19

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc.,
 Sr. Sub. Notes, Ser. D        B2               8.75%           2/1/12   $   1,000(g)    $      920,000
Rite Aid Corp.,
 Deb.                          Caa3             6.875          8/15/13       2,000            1,445,000
 Deb.                          Caa3             7.70           2/15/27       2,135            1,494,500
 Deb.                          Caa3             6.875         12/15/28       4,000            2,540,000
 Notes                         Caa3             6.00          12/15/05       7,440            6,435,600
Saks, Inc.,
 Notes                         B1               8.25          11/15/08       3,645            3,626,775
 Notes                         B1               7.375          2/15/19      12,185            9,565,225
Southland Corp.,
 Sr. Sub. Deb.                 Ba1              5.00          12/15/03       7,380            7,112,475
Winn-Dixie Stores, Inc.,
 Sr. Notes                     Ba2              8.875           4/1/08       1,085            1,109,413
                                                                                         --------------
                                                                                             63,173,063
----------------------------------------------------------------------------------------
Technology  2.8%
Amkor Technology, Inc.,
 Deb.                          B1               9.25           2/15/08       6,375            5,386,875
 Sr. Notes                     B1               9.25            5/1/06       1,295            1,107,225
Ampex Corp., Sec'd. Notes,
 (cost $150,000; purchased
 7/15/98)                      NR               12.00          8/15/08       1,181(b)(e)        177,126
Avaya, Inc., Sr. Sec'd Notes   B2               11.125          4/1/09       2,250            2,036,250
Fairchild Semiconductor
 Corp.,
 Gtd. Notes                    B2               10.375         10/1/07       1,000(g)         1,050,000
 Sr. Sub. Notes                B2               10.50           2/1/09       7,475(g)         8,073,000
Flextronics Int'l Ltd.
 (Singapore), Notes            Ba2              9.875           7/1/10       9,610(i)        10,354,775
Nortel Networks Corp.
 (Canada),
 Gtd. Sr. Notes,
 (cost $5,100,000; purchased
 8/10/01)                      B3               4.25            9/1/08       5,100(b)(i)      2,664,750
 Notes                         B3               6.125          2/15/06       1,420(g)(i)        951,400

    20                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
ON Semiconductor Corp., Gtd.
 Notes                         B3               12.00%         5/15/08   $   2,100       $    1,543,500
Sanmina-Sci Corp.,
 Sec'd. Notes                  Ba2              10.375         1/15/10       3,700(g)         3,737,000
Solectron Corp., Sr. Notes     Ba3              Zero          11/20/20      11,200(g)         5,684,000
Unisys Corp.,
 Sr. Notes                     Ba1              7.25           1/15/05       8,550            8,635,500
 Sr. Notes                     Ba1              8.125           6/1/06       1,880            1,959,900
                                                                                         --------------
                                                                                             53,361,301
----------------------------------------------------------------------------------------
Telecommunications  6.5%
Bestel SA (Mexico),
 Sr. Disc. Notes               NR               12.75          5/15/05       4,850(e)(i)        970,000
Birch Telecom, Inc., Sr.
 Notes                         NR               14.00          6/15/08       5,000(e)               500
Cellnet Data Systems, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/12/03)        NR               14.00          10/1/07      13,069(e)(f)            131
Citizens Communications Co.,
 Notes                         Baa2             9.25           5/15/11       4,430(g)         5,276,188
Crown Castle International
 Corp., Sr. Notes              B3               10.75           8/1/11       5,520(g)         4,830,000
Dobson Communications Corp.,
 Sr. Notes                     B3               10.875          7/1/10       9,055            7,651,475
Fairpoint Communications,
 Inc., Sr. Sub. Notes          Caa1             12.50           5/1/10       5,420            3,902,400
IMPSAT Fiber Networks, Inc.,
 Sr. Notes                     NR               12.375         6/15/08       6,380(e)           191,400
Netia Holdings BV              Ca               10.00         12/20/08         662(f)           318,978
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/12/03)        B3               10.65          9/15/07       6,388            6,100,540
 Sr. Notes                     B3               9.50            2/1/11       7,840            7,056,000
 Term Loan B
 (cost $6,322,909; purchased
 5/1/02, 5/6/02, 5/8/02,
 7/3/02, 9/9/02)               B3               5.188          6/30/08       7,250(b)(k)      6,679,062

    See Notes to Financial Statements                                     21

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Term Loan C
 (cost $6,316,797; purchased
 5/1/02, 5/6/02, 5/8/02,
 7/30/02, 9/9/02)              B3               5.438%        12/31/08   $   7,250(b)(k) $    6,679,063
 Term Loan D
 (cost $2,170,687; purchased
 9/12/02)                      B3               4.813          3/31/09       2,500(b)(k)      2,251,785
Qwest Corp.,
 Notes                         Ba3              7.625           6/9/03       2,000            1,960,000
 Notes                         Ba3              7.20           11/1/04       2,340            2,223,000
Qwest Services Corp., Notes    CCC(a)           13.50         12/15/10       4,206            4,374,240
Rogers Wireless
 Communications, Inc.
 (Canada), Sr. Sec'd. Notes    Ba3              9.625           5/1/11       5,165(i)         4,880,925
Sprint Capital Corp.,
 Gtd. Notes                    Baa3             5.70          11/15/03       8,925            8,880,375
 Notes                         Baa3             8.375          3/15/12       5,390            5,363,050
Tellus Corp. (Canada), Notes   Ba1              8.00            6/1/11       7,490(i)         7,190,400
Tritel PCS, Inc.,
 Sr. Sub. Notes                Baa2             10.375         1/15/11       2,755            2,947,850
 Sr. Sub. Notes, Zero Coupon
 (until 5/15/04)               Baa2             12.75          5/15/09      10,681            9,933,330
Verizon Wireless, Inc.,
 Notes                         A3               5.375         12/15/06       2,790            2,914,674
Voicestream Wireless Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 11/15/04)       Baa2             11.875        11/15/09      13,589           11,550,650
 Sr. Notes                     Baa2             11.50          9/15/09       6,250            6,578,125
 Sr. Notes                     Baa2             10.375        11/15/09           0(l)               154
                                                                                         --------------
                                                                                            120,704,295
----------------------------------------------------------------------------------------
Transportation  4.0%
American Airlines, Inc.,
 Certs., Ser. 91-A2            Ba2              10.18           1/2/13       2,000              800,000
American Axle &
 Manufacturing, Inc., Sr.
 Sub. Notes                    Ba2              9.75            3/1/09       3,560(g)         3,818,100

    22                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
AMR Corp.,
 Deb.                          B2               10.00%         4/15/21   $   3,783       $    1,588,860
 Notes                         NR               10.40          3/10/11       4,450            2,002,500
ArvinMeritor, Inc., Notes      Baa3             8.75            3/1/12      11,665(g)        12,306,575
AutoNation, Inc., Sr. Notes    Ba2              9.00            8/1/08       2,000            2,020,000
Calair Capital LLC, Gtd.
 Sr. Notes                     B3               8.125           4/1/08       4,100            1,845,000
Continental Airlines, Inc.,
 Sr. Notes                     B3               8.00          12/15/05       3,675            1,800,750
Delta Air Lines, Inc.,
 Notes                         Ba3              6.65           3/15/04       5,545            4,657,800
 Notes                         Ba3              7.70          12/15/05       6,955            5,355,350
 Notes                         Ba3              10.375        12/15/22       4,775            3,103,750
 Notes                         Ba3              8.30          12/15/29       7,555            4,457,450
Holt Group, Inc., Sr. Notes    C(a)             9.75           1/15/06       8,120(e)           253,750
Lear Corp.,
 Gtd. Notes, Ser. B            Ba1              7.96           5/15/05       3,500            3,591,875
Navistar International
 Corp., Sr. Notes, Ser. B      Ba3              9.375           6/1/06       4,230            4,060,800
North America United
 Rentals, Inc.,
 Gtd. Notes, Ser. B            B1               10.75          4/15/08       6,900            6,865,500
Northwest Airlines, Inc.,
 Gtd. Notes                    B2               9.875          3/15/07       4,250            2,720,000
 Notes                         B2               8.375          3/15/04       1,500            1,260,000
 Notes                         B2               7.625          3/15/05       1,040              707,200
 Sr. Notes                     B2               8.875           6/1/06       4,000            2,600,000
Standyne Automotive Corp.,
 Sr. Sub. Notes, Ser. B        Caa1             10.25         12/15/07       2,965            2,342,350
Stena AB (Sweden),
 Sr. Notes                     Ba3              10.50         12/15/05       3,000(i)         3,082,500
 Sr. Notes                     Ba3              8.75           6/15/07       1,500(i)         1,501,875
 Sr. Notes                     Ba3              9.625          12/1/12       2,200(g)(i)      2,271,500
TRISM, Inc., Sr. Sub. Notes    NR               12.00          2/15/05         435(e)             2,174
United Air Lines, Inc.,
 Notes, Ser. A                 Caa2             10.11           1/5/06       1,907(e)           381,325
                                                                                         --------------
                                                                                             75,396,984

    See Notes to Financial Statements                                     23

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Utilities  6.3%
AES Drax Holdings Ltd.
 (United Kingdom),
 Sr. Sec'd. Bond               Caa2             10.41%        12/31/20   $  25,990(i)    $   14,554,400
AES Eastern Energy LP,
 Certs., Ser. A                Ba1              9.00            1/2/17       3,500            3,223,115
Beaver Valley II Funding
 Corp., Deb.                   Baa3             9.00            6/1/17       6,900            7,642,316
Calpine Corp., Notes           B1               8.50           2/15/11      38,985           16,958,475
Calpine Energy Finance
 (Canada), Gtd. Sr. Notes      B1               8.50            5/1/08       1,300(i)           565,500
Cogentrix Energy, Inc.,
 Sr. Gtd. Notes, Ser. B        B1               8.75          10/15/08       5,695            2,562,750
Illinois Power Corp., 1st
 Mtg.                          B3               11.50         12/15/10       5,000(g)         4,825,000
Midland Funding II Corp.,
 Deb.                          Ba3              11.75          7/23/05       9,025            9,205,500
 Deb.                          Ba3              13.25          7/23/06      13,135           13,594,725
Mirant Americas Generation
 LLC,
 Sr. Notes                     Ba3              7.625           5/1/06       5,200(g)         2,730,000
 Sr. Notes                     Ba3              7.20           10/1/08       2,385            1,132,875
Mirant Corp.,
 Sr. Notes                     B1               7.40           7/15/04       3,500            1,505,000
 Sr. Notes                     B1               7.90           7/15/09       1,000              330,000
Nisource Finance Corp.,
 Gtd. Note                     Baa3             5.75           4/15/03         620              618,368
 Gtd. Note                     Baa3             7.50          11/15/03       1,895            1,909,951
Orion Power Holdings, Inc.,
 Sr. Notes                     B3               12.00           5/1/10      20,800           14,976,000
Reliant Energy Mid-Atlantic,
 Inc., Certs., Ser. C          B3               9.681           7/2/26       9,900(g)         6,187,500
South Point Energy Center
 LLC, Certs., Ser. A           B1               8.40           5/30/12       8,403            5,629,769

    24                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                               Moody's                                   Principal
                               Rating           Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
USEC, Inc., Sr. Notes          Ba2              6.75%          1/20/09   $   2,000       $    1,772,292
York Power Funding
 (Cayman Islands),
 Sr. Sec'd. Notes,
 (cost $10,755,000;
 purchased 7/31/98)            D(a)             12.00         10/30/07      10,755    e)(f)(i)      9,034,200
                                                                                         --------------
                                                                                            118,957,736
                                                                                         --------------
Total corporate bonds
 (cost $1,807,048,121)                                                                    1,584,523,315
                                                                                         --------------
SOVEREIGN BONDS  2.3%
Republic of Brazil             B2               8.00           4/15/14       7,296(i)         4,797,189
Republic of Colombia,
 Notes                         Ba2              10.00          1/23/12       2,781(i)         2,808,810
 Notes                         Ba2              10.75          1/15/13       4,293(i)         4,443,255
Republic of Panama             Ba1              9.625           2/8/11       4,400(i)         4,807,000
Republic of Peru               Ba3              4.00            3/7/17       5,900(i)         4,248,000
Russian Federation             Ba2              5.00           3/31/30      27,530(i)        21,837,070
                                                                                         --------------
Total sovereign bonds
 (cost $29,034,934)                                                                          42,941,324
                                                                                         --------------

COMMON STOCKS(c)  0.8%
                                                                                   Value
Description                                                      Shares            (Note 1)
-----------------------------------------------------------------------------------------------------
AmeriKing, Inc.                                                          50                   1
Classic Communications, Inc.                                          3,000(f)               30
Jordon Telecom                                                          125(f)              125
Firearms Training Systems, Inc.                                     122,000              54,900
Forstmann & Co., Inc.                                                13,304                 426
Grant Geophysical, Inc.                                              28,675               7,169
International Wireless Communications                               386,756(f)              387
Jasper Energy LLC, Class A                                           73,834(f)                0
Kaiser Group Holdings, Inc.                                          21,359(f)              214
Nextel Communications, Inc., Cl. A                                   50,000             577,500
Peachtree Cable Assoc. Ltd.                                          31,559(f)           61,356
Premier Cruise Ltd.                                                 962,763               9,628
Samuels Jewelers, Inc.                                               23,425                 937

    See Notes to Financial Statements                                     25

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                                                                   Value
Description                                                      Shares            (Note 1)
-----------------------------------------------------------------------------------------------------
PSF Holdings Group, Inc.                                              9,517        $ 14,276,254
Sheffield Steel Corp.                                               403,750(f)          605,624
Specialty Foods Acquisition Corp.                                        25                   0
Star Gas Partners LP                                                    440               8,140
Stellex Technologies, Inc.                                              215(f)                0
TRISM, Inc.                                                          27,543                  27
Waste Systems Int'l., Inc.                                          131,410                 269
York Research Corp.                                                  15,105(f)                0
                                                                                   ------------
Total common stocks
 (cost $47,552,836)                                                                  15,602,987
                                                                                   ------------
PREFERRED STOCKS  6.6%
----------------------------------------------------------------------------------------
Banks/Financial Services/Insurance  0.9%
California Fed. Corp., 9.125%                                       522,245          13,583,593
Eagle-Picher Holdings, Inc., 11.75%                                   1,530           2,907,000
Kaiser Group Holdings, Inc., 8.78%                                   17,729(f)              177
Kaiser Group Holdings, Inc., 7.00%, PIK                              17,729(f)          620,515
                                                                                   ------------
                                                                                     17,111,285
----------------------------------------------------------------------------------------
Cable  3.5%
Adelphia Communications Corp., 13.00%                                20,000              10,000
CSC Holdings, Inc., Ser. H, 11.75%                                  220,685          21,020,246
CSC Holdings, Inc., Ser. M, 11.125%                                 456,116          42,418,788
TVN Entertainment, Ser. A, 14.00%                                   656,583(f)        1,969,749
                                                                                   ------------
                                                                                     65,418,783
----------------------------------------------------------------------------------------
Industrials/Services  0.1%
Century Maintenance Supply, Inc., Ser. C, 13.25%, PIK                17,765           1,510,007
Geneva Steel Co., Ser. B, 14.00%                                      3,000                   0
InterAct Electronic Marketing, Inc., 14.00%                           2,910                  29
New Millenium Homes LLC, Ser. A,                                      2,000(f)               20
                                                                                   ------------
                                                                                      1,510,056
----------------------------------------------------------------------------------------
Media  1.3%
Paxon Communications Corp., 13.25%                                    2,662          14,507,900
Primedia, Inc., Ser. D. 10.00%                                       77,640           5,007,780
Sinclair Capital Corp., 11.625%,                                     45,450           4,817,700
                                                                                   ------------
                                                                                     24,333,380

    26                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                                                                   Value
Description                                                      Shares            (Note 1)
-----------------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.5%
Sovereign Real Estate Investment Corp., 12.00%                        8,667        $  9,447,030
----------------------------------------------------------------------------------------
Lodging & Leisure
AmeriKing, Inc., 13.00%                                               1,619                  16
----------------------------------------------------------------------------------------
Retail
Color Spot Nurseries, Ser. B, 13.00%                                 34,109                 341
----------------------------------------------------------------------------------------
Technology  0.1%
Lucent Technologies Capital Trust I, 7.75%                            6,560           2,629,773
Viasystems Group, Inc., Ser. B, 8.00%                               223,544                  22
                                                                                   ------------
                                                                                      2,629,795
----------------------------------------------------------------------------------------
Telecommunications  0.2%
Dobson Communications Corp., 12.25%                                   6,782           3,391,000
Global Crossing Holdings Ltd. (Bermuda), 10.50%                      42,889(e)              429
McLeodUSA, Inc., Ser. A, 2.50%                                       78,235             320,764
World Access, Inc., 13.25%                                            4,663(f)                5
                                                                                   ------------
                                                                                      3,712,198
                                                                                   ------------
Total preferred stocks
 (cost $163,355,088)                                                                124,162,884
                                                                                   ------------
WARRANTS(c)  0.1%
                                                                 Expiration
                                                                 Date              Units
--------------------------------------------------------------------------------------------------------
Aladdin Gaming                                       3/1/10             30,000                 300
Allegiance Telecom, Inc.                             2/3/08             14,200              21,300
Asia Pulp & Paper Ltd. (Indonesia)                   3/15/05             3,705                  19
Bell Technology Group Ltd.,                          5/1/05              8,500                  85
Bestel SA (Mexico)                                   5/15/05            12,000               2,400
Birch Telecom, Inc.                                  6/15/08             6,000                  60
Communications Cellular SA (Colombia)                11/15/03           29,000(d)                3
GT Group Telecom, Inc. (Canada)                      2/1/10              8,610               4,305
Harborside Healthcare Corp.                          8/1/09            136,354(f)            1,364
HF Holdings, Inc.                                    9/27/09             4,375                  44
ICG Communications, Inc.,                            9/15/05           127,809               1,278
Inter Act Systems, Inc.                              8/1/03              2,910(d)               29
InterAct Electronic Marketing, Inc.                  12/15/09            2,910                  29
McLeodUSA, Inc.                                      4/16/07           173,364              60,677
National Restaurant Enterprises Holding, Inc.        5/15/08             1,014                  10
Price Communications Corp.                           8/1/07             17,200             688,000

    See Notes to Financial Statements                                     27

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                                     Expiration                     Value
Description                                          Date            Units          (Note 1)
--------------------------------------------------------------------------------------------------------
Primus Telecommunications Group                      8/1/04             12,250      $          122
Transocean, Inc.                                     5/1/09              5,050           1,102,410
Star Choice Communications (Canada)                  12/15/05          124,485             124,485
Sterling Chemical Holdings, Inc.                     8/15/08             5,450                  55
Tellus Corp. (Canada)                                9/15/05           108,785(f)              107
USN Communications, Inc.,                            10/15/04           92,500                 925
Verado Holdings, Inc.                                4/15/08             4,075                  41
Versatel Telecom Int'l NV (Netherlands)              5/15/08            10,000                 100
Wam!Net, Inc.,                                       3/1/05             22,500                 225
Waste Systems International, Inc.                    1/15/06           165,000               1,650
XM Satellite Radio, Inc.                             3/3/10                345                   0
                                                                                    --------------
Total warrants
 (cost $2,155,016)                                                                       2,010,023
                                                                                    --------------
RIGHTS(c)  0.1%
Netia Holdings SA (cost $0)                                          4,260,223(f)        2,029,012
                                                                                    --------------
Total long-term investments (cost $2,074,523,464)                                    1,785,591,386
                                                                                    --------------
SHORT-TERM INVESTMENTS  11.8%
CORPORATE BONDS
                                                                                                     Principal
                                                     Moody's         Interest                        Amount
                                                     Rating          Rate           Maturity Date    (000)
------------------------------------------------------------------------------------------------------------
Auto - Cars & Trucks
Navistar International
 Corp., Sr. Notes,
 (cost $549,197)               Ba3              7.00%           2/1/03   $     550              549,197
                                                                                         --------------
MONEY MARKET FUND  8.2%
                                                                          Shares
-----------------------------------------------------------------------------------------------------------
Prudential Core Investment Fund
 Taxable Money Market Series (Note 3)
 (cost $154,430,342)                                                  154,430,342(h)       154,430,342
                                                                                        --------------
                                            Interest    Maturity     Principal
                                            Rate        Date         Amount (000)
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  3.6%
Joint Repurchase Agreement
 Account, (Note 6)
 (cost $67,528,000)                             1.25%           1/2/03   $  67,528           67,528,000
                                                                                         --------------
Total short-term investments
 (cost $222,507,539)                                                                        222,507,539
                                                                                         --------------
Total Investments  106.3%
 (cost $2,297,031,003; Note 5)                                                            2,008,098,925
Liabilities in excess of
 other assets  (6.3%)                                                                      (119,273,410)
                                                                                         --------------
Net Assets  100.0%                                                                       $1,888,825,515
                                                                                         --------------
                                                                                         --------------

    28                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

(a)  Standard & Poor's rating.
(b)  Indicates a restricted security; the aggregate cost of such securities is
     $56,070,654. The aggregate value of $40,872,221 is approximately 2.2% of net assets.
(c)  Non-income producing security.
(d)  Consists of more than one class of securities traded together as a unit;
     generally bonds with attached stock or warrants.
(e)  Represents issuer in default on interest payments; non-income producing security.
(f)  Fair valued security.
(g)  Portion of securities on loan, see Note 4.
(h)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  US$ denominated foreign bonds.
(j)  Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at year end.
(k)  Loan participation agreement.
(l)  Less than $1,000 principal amount held.

AB--Aktiebolag (Swedish Company).
BV--Besloten Vennootschaep (Dutch Limited Liability Company).
LLC--Limited Liability Company.
LP--Limited Partnership.
NV--Naamloze Vennootschaep (Dutch Company).
PIK--Payment-in-kind.
PLC--Public Liability Company (British Company).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     29

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value--including $148,898,141 of securities
   loaned
   (Note 4) (cost $2,297,031,003)                                $ 2,008,098,925
Cash                                                                   3,182,667
Foreign currency, at value (cost $203)                                       251
Interest receivable                                                   38,871,917
Dividends receivable                                                     393,094
Receivable for Fund shares sold                                        2,086,088
Receivable for Investments sold                                        2,044,437
Receivable for securities lending                                        193,863
Other assets                                                              73,888
                                                                -----------------
      Total assets                                                 2,054,945,130
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              156,574,080
Payable for Fund shares reacquired                                     5,506,462
Accrued expenses                                                         816,943
Management fee payable                                                   736,957
Distribution fee payable                                                 685,644
Dividends payable                                                        589,309
Securities lending rebate payable                                         37,166
Payable for investments purchased                                      1,132,018
Deferred directors' fees payable                                          41,036
                                                                -----------------
      Total liabilities                                              166,119,615
                                                                -----------------
NET ASSETS                                                       $ 1,888,825,515
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,790,073
   Paid-in capital in excess of par                                3,624,801,281
                                                                -----------------
                                                                   3,628,591,354
   Accumulated net investment loss                                    (1,447,415)
   Accumulated net realized loss on investments and foreign
      currency transactions                                       (1,449,386,391)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (288,932,033)
                                                                -----------------
Net assets, December 31, 2002                                    $ 1,888,825,515
                                                                -----------------
                                                                -----------------

    30                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,160,388,742 / 232,711,148 shares of common stock
      issued and outstanding)                                              $4.99
   Maximum sales charge (4% of offering price)                               .21
   Maximum offering price to public                                        $5.20
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($610,614,883 / 122,662,330 shares of common
      stock issued and outstanding)                                        $4.98
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($72,213,131/
      14,505,997 shares of common stock issued and
      outstanding)                                                         $4.98
   Sales charge (1% of offering price)                                       .05
   Offering price to public                                                $5.03
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($45,608,759 / 9,127,813 shares of common stock
      issued and outstanding)                                              $5.00
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     31

       Prudential High Yield Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 187,163,949
   Dividends                                                         16,577,899
   Income from securities lending (net)                                 853,916
                                                                -----------------
                                                                    204,595,764
                                                                -----------------
Expenses
   Management fee                                                     9,293,686
   Distribution fee--Class A                                          3,015,121
   Distribution fee--Class B                                          5,400,919
   Distribution fee--Class C                                            543,796
   Transfer agent's fees and expenses                                 3,154,000
   Custodian's fees and expenses                                        339,000
   Reports to shareholders                                              100,000
   Registration fees                                                     88,000
   Directors' fees                                                       43,000
   Legal fees and expenses                                               41,000
   Audit fee                                                             38,000
   Insurance                                                             24,000
   Miscellaneous                                                         70,819
                                                                -----------------
      Total expenses                                                 22,151,341
                                                                -----------------
Net investment income                                               182,444,423
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investment transactions                       (302,043,607)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                       71,674,970
   Foreign currencies                                                        38
                                                                -----------------
                                                                     71,675,008
                                                                -----------------
Net loss on investments                                            (230,368,599)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (47,924,176)
                                                                -----------------
                                                                -----------------

    32                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2002                 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   182,444,423      $   249,786,758
   Net realized loss on investment and
      foreign currency transactions              (302,043,607)        (385,242,500)
   Net change in unrealized appreciation
      of investments and foreign
      currencies                                   71,675,008          131,984,013
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                             (47,924,176)          (3,471,729)
                                             -----------------    -----------------
Dividends and distributions
   Dividends from net investment income
      Class A                                    (111,074,417)        (143,094,788)
      Class B                                     (62,481,407)         (91,656,703)
      Class C                                      (6,328,367)          (6,647,083)
      Class Z                                      (4,125,177)          (4,357,913)
                                             -----------------    -----------------
                                                 (184,009,368)        (245,756,487)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                              --           (5,530,679)
      Class B                                              --           (3,542,573)
      Class C                                              --             (256,913)
      Class Z                                              --             (168,435)
                                             -----------------    -----------------
                                                           --           (9,498,600)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions)
   Net proceeds from shares sold(a)               438,342,272          610,850,179
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                93,534,967          127,596,268
   Cost of shares reacquired                     (646,294,302)        (883,836,704)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (114,417,063)        (145,390,257)
                                             -----------------    -----------------
Total decrease                                   (346,350,607)        (404,117,073)
NET ASSETS
Beginning of year                               2,235,176,122        2,639,293,195
                                             -----------------    -----------------
End of year                                   $ 1,888,825,515      $ 2,235,176,122
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) For the year ended December 31, 2002, includes $69,733,943 for shares issued in connection with the acquisition of Prudential High Yield Total Return Fund.

    See Notes to Financial Statements                                     33

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Portfolio securities that are actively traded in
the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Restricted Securities:    The Fund may hold up to 15% of its net assets in
illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 2002 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Loan Participations:    The Fund may invest in loan participations,
another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations ('Selling Participant'), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ('intermediate participants'). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains
                                                                          35

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

(losses) realized between the trade date and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain
(loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Forward currency contracts involve elements of both market and credit risk in excess of the amounts reported on the Statement of Assets and Liabilities.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate and securities lending agent fees, for lending its securities in the form of interest or dividends on the securities loaned. The Fund is entitled to any gain or loss in the market price of the collateral received for the securities loaned that may occur during the term of the loan.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

premiums and accretes discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income/(loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily and pays dividends
of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, ..475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and ..35% of the Fund's average daily net assets in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B
                                                                          37

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

and C shares, respectively. For the year ended December 31, 2002, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Fund that it has received approximately $471,000 and $141,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $1,434,000 and $35,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002 the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Fund incurred fees of approximately $2,412,000 for the services of PMFS. As of December 31, 2002, approximately $189,000 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $193,900 in total networking fees, of which the amount relating to the services of

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $189,700 for the year ended December 31, 2002. As of December 31, 2002, approximately $14,700 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      PSI is the securities lending agent for the Fund. For the year ended December 31, 2002, PSI has been compensated by the Fund approximately $285,000 for these services of which $14,700 is due at December 31, 2002.

      The Fund invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2002, the Fund earned approximately $43,600 and $774,600, respectively, from the Taxable Money Market Series by investing its excess cash and collateral from securities lending, respectively.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002 were $962,005,534 and $1,006,005,646, respectively.

      As of December 31, 2002, the Fund has securities on loan with an aggregate market value of $148,898,141. The Fund received $156,574,080 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to increase accumulated net realized loss by $42,965,230, decrease accumulated net investment loss by $6,422,473, and increase paid-in-capital in excess of par by $36,542,757 due to the difference in the treatment of accreting market discount and amortizing premiums for financial and tax reporting purposes as well as certain losses incurred from the
                                                                          39

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

merger of Prudential High Yield Total Return Fund, Inc. Net investment income, net realized gains and net assets were not affected by this change.

      For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, were $184,009,368 and $245,756,487, respectively of ordinary income. Additionally, during the year ended December 31, 2001, the Fund paid a tax return of capital of $9,498,600.

      As of December 31, 2002, there were no accumulated undistributed earnings on a tax basis.

      For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2002, of approximately $1,429,139,000, of which $162,250,000 expires in 2003, $169,718,000 expires in 2007, $312,066,000 expires in 2008,
$369,236,000 expires 2009 and $386,017,000 expires 2010. The remaining amount resulted from when the Fund acquired a capital loss carryforward from the merger with Prudential High Yield Total Return Fund, Inc. in the amount of $29,852,000, of which $1,698,000 expires 2006, $6,981,000 expires 2007, $8,555,000 in 2008 and $12,618,000 expires in 2009, respectively. The future utilization of the acquired built-in losses from Prudential High Yield Total Return Fund, Inc. in the amount of $18,309,338, will be limited under Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all
Section 382 losses will be $3,494,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. In addition, the Fund has elected to treat post-October capital losses of approximately $12,393,000 as having been incurred in the next fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of December 31, 2002 were as follows:

                                                               Net Unrealized
   Tax Basis          Appreciation         Depreciation         Depreciation
---------------      ---------------      ---------------      ---------------
$2,304,886,188         $73,539,886        $(370,327,149)       $(296,787,263)

      The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and wash sales for book and tax purposes.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2002, the Fund had a 14.2%

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

undivided interest in the joint account. The undivided interest for the Fund represents $67,528,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bear Stearns Securities, 1.25%, in the principal amount of $158,327,000, repurchase price $158,337,995, due 1/2/03. The value of the collateral including accrued interest was $161,496,104.

      UBS Warburg, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,493,548.

      Greenwich Capital Markets, 1.25%, in the principal amount of $158,326,000, repurchase price $158,336,995, due 1/2/03. The value of the collateral including accrued interest was $161,492,977.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      As of December 31, 2002, PSI owned 3,225 shares of Class A shares, 3,218 shares of Class B shares, 3,219 shares of Class C shares, and 3,224 shares of Class Z shares.
                                                                          41

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2002:
Shares sold                                                 39,803,673    $ 204,352,128
Shares issued in connection with reorganization (Note 8)     2,382,263       13,284,198
Shares issued in reinvestment of dividends                  11,385,140       59,010,116
Shares reacquired                                          (76,153,597)    (397,420,267)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                               (22,582,521)    (120,773,825)
Shares issued upon conversion from Class B                  17,788,474       92,315,277
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (4,794,047)   $ (28,458,548)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                 54,694,993    $ 331,044,990
Shares issued in reinvestment of dividends and
  distributions                                             13,003,014       77,887,424
Shares reacquired                                          (93,135,134)    (565,399,218)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                               (25,437,127)    (156,466,804)
Shares issued upon conversion from Class B                  24,018,187      146,728,428
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (1,418,940)   $  (9,738,376)
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                 18,148,290    $  95,003,748
Shares issued in connection with reorganization (Note 8)     8,320,848       46,313,859
Shares issued in reinvestment of dividends                   5,342,085       27,701,984
Shares reacquired                                          (35,455,902)    (183,090,227)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (3,644,679)     (14,070,636)
Shares reacquired upon conversion into Class A             (17,763,327)     (92,315,277)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding              (21,408,006)   $(106,385,913)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                 31,851,997    $ 195,775,708
Shares issued in reinvestment of dividends and
  distributions                                              7,027,577       42,162,658
Shares reacquired                                          (40,670,191)    (244,860,728)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (1,790,617)      (6,922,362)
Shares reacquired upon conversion into Class A             (24,049,014)    (146,728,428)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding              (25,839,631)   $(153,650,790)
                                                           -----------    -------------
                                                           -----------    -------------

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2002:
Shares sold                                                  4,438,546    $  23,074,896
Shares issued in connection with reorganization (Note 8)     1,640,289        9,129,836
Shares issued in reinvestment of dividends                     619,893        3,198,179
Shares reacquired                                           (4,486,748)     (23,132,599)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                2,211,980    $  12,270,312
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                  4,385,733    $  26,486,924
Shares issued in reinvestment of dividends and
  distributions                                                572,318        3,420,395
Shares reacquired                                           (3,629,227)     (21,773,549)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,328,824    $   8,133,770
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                  8,811,692    $  46,177,557
Shares issued in connection with reorganization (Note 8)       179,828        1,006,050
Shares issued in reinvestment of dividends                     698,006        3,624,688
Shares reacquired                                           (8,130,945)     (42,651,209)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,558,581    $   8,157,086
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                  9,410,865    $  57,542,557
Shares issued in reinvestment of dividends and
  distributions                                                688,417        4,125,791
Shares reacquired                                           (8,539,733)     (51,803,209)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,559,549    $   9,865,139
                                                           -----------    -------------
                                                           -----------    -------------

Note 8. Acquisition of Prudential High Yield Total Return Fund
On March 20, 2002, Prudential High Yield Fund acquired all of the net assets of Prudential High Yield Total Return Fund pursuant to a plan of reorganization approved by Prudential High Yield Fund shareholders on March 7, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C and Class Z shares:

               Prudential High Yield        Prudential
                 Total Return Fund       High Yield Fund
                  Shares Redeemed         Shares Issued          Value
               ---------------------     ----------------     -----------
Class A              2,150,976               2,382,263        $13,284,198
Class B              7,463,305               8,320,848         46,313,859
Class C              1,471,242               1,640,289          9,129,836
Class Z                162,924                 179,828          1,006,050

      Prudential High Yield Total Return Fund's net assets at that date of $69,733,943, including $18,309,338 of unrealized depreciation, were combined with those of Prudential High Yield Fund. The aggregate net assets of Prudential High Yield Fund and Prudential High Yield Total Return Fund immediately before the acquisition were $2,203,447,051 and $69,733,943, respectively.
                                                                          43

       Prudential High Yield Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      5.57
                                                                -----------------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investments                    (.57)
                                                                -----------------
      Total from investment operations                                    (.10)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.48)
Distributions in excess of net investment income                            --
Tax return of capital distributions                                         --
                                                                -----------------   ---
      Total distributions                                                 (.48)
                                                                -----------------
Net asset value, end of year                                       $      4.99
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (1.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,160,389
Average net assets (000)                                           $ 1,206,048
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .90%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .65%
   Net investment income                                                  9.13%
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                  50%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.

    44                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
   $     6.20           $     7.38           $     7.88           $     8.65
----------------     ----------------     ----------------     ----------------
          .61(b)               .69(b)               .71                  .76
         (.61)               (1.17)                (.45)                (.76)
----------------     ----------------     ----------------     ----------------
           --                 (.48)                 .26                   --
----------------     ----------------     ----------------     ----------------
         (.61)                (.69)                (.71)                (.76)
           --                   --(c)              (.01)                (.01)
         (.02)                (.01)                (.04)                  --
----------------     ----------------     ----------------     ----------------
         (.63)                (.70)                (.76)                (.77)
----------------     ----------------     ----------------     ----------------
   $     5.57           $     6.20           $     7.38           $     7.88
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         (.25)%              (6.88)%               3.38%               (0.13)%
   $1,323,184           $1,482,144           $1,750,618           $1,677,605
   $1,433,298           $1,591,228           $1,746,123           $1,712,531
          .88%                 .85%                 .80%                 .67%
          .63%                 .60%                 .55%                 .52%
        10.14%                9.95%                9.30%                9.04%
           77%                  71%                  70%                 103%

    See Notes to Financial Statements                                     45

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    5.56
                                                                -----------------
Income from investment operations
Net investment income                                                     .44
Net realized and unrealized gain (loss) on investments                   (.57)
                                                                -----------------
      Total from investment operations                                   (.13)
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.45)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                        --
                                                                -----------------
      Total distributions                                                (.45)
                                                                -----------------
Net asset value, end of year                                        $    4.98
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                         (2.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 610,615
Average net assets (000)                                            $ 720,123
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.40%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .65%
   Net investment income                                                 8.60%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.

    46                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   6.19            $     7.36           $     7.86           $     8.63
----------------     ----------------     ----------------     ----------------
         .58(b)                .65(b)               .67                  .71
        (.61)                (1.16)                (.45)                (.76)
----------------     ----------------     ----------------     ----------------
        (.03)                 (.51)                 .22                 (.05)
----------------     ----------------     ----------------     ----------------
        (.58)                 (.65)                (.66)                (.71)
          --                    --(c)              (.02)                (.01)
        (.02)                 (.01)                (.04)                  --
----------------     ----------------     ----------------     ----------------
        (.60)                 (.66)                (.72)                (.72)
----------------     ----------------     ----------------     ----------------
    $   5.56            $     6.19           $     7.36           $     7.86
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (.78)%               (7.28)%               2.86%                (.70)%
    $801,358            $1,051,971           $1,867,620           $2,381,793
    $965,014            $1,453,221           $2,180,904           $2,557,252
        1.38%                 1.35%                1.30%                1.27%
         .63%                  .60%                 .55%                 .52%
        9.66%                 9.41%                8.78%                8.41%

    See Notes to Financial Statements                                     47

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  5.56
                                                                    --------
Income from investment operations
Net investment income                                                    .44
Net realized and unrealized gain (loss) on investments                  (.57)
                                                                    --------
      Total from investment operations                                  (.13)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.45)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
                                                                    --------
      Total distributions                                               (.45)
                                                                    --------
Net asset value, end of year                                         $  4.98
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (2.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $72,213
Average net assets (000)                                             $72,506
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.40%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .65%
   Net investment income                                                8.65%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Less than $.005 per share.

    48                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   6.19             $   7.36             $   7.86             $   8.63
    --------             --------             --------             --------
         .58(b)               .65(b)               .67                  .71
        (.61)               (1.16)                (.45)                (.76)
    --------             --------             --------             --------
        (.03)                (.51)                 .22                 (.05)
    --------             --------             --------             --------
        (.58)                (.65)                (.67)                (.71)
          --                   --(c)              (.01)                (.01)
        (.02)                (.01)                (.04)                  --
    --------             --------             --------             --------
        (.60)                (.66)                (.72)                (.72)
    --------             --------             --------             --------
    $   5.56             $   6.19             $   7.36             $   7.86
    --------             --------             --------             --------
    --------             --------             --------             --------
        (.78)%              (7.28)%               2.86%                (.70)%
    $ 68,382             $ 67,890             $ 98,347             $ 83,687
    $ 70,073             $ 82,438             $ 95,443             $ 67,296
        1.38%                1.35%                1.30%                1.27%
         .63%                 .60%                 .55%                 .52%
        9.66%                9.44%                8.81%                8.49%

    See Notes to Financial Statements                                     49

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  5.58
                                                                    --------
Income from investment operations
Net investment income                                                    .48
Net realized and unrealized gain (loss) on investments                  (.57)
                                                                    --------
      Total from investment operations                                  (.09)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.49)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                       --
                                                                    --------
      Total distributions                                               (.49)
                                                                    --------
Net asset value, end of year                                         $  5.00
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (1.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $45,609
Average net assets (000)                                             $43,494
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .65%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .65%
   Net investment income                                                9.41%

------------------------------
(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

    50                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   6.20             $   7.39             $   7.88             $   8.65
    --------             --------             --------             --------
         .63(b)               .70(b)               .73                  .76
       .(.60)               (1.17)                (.44)                (.75)
    --------             --------             --------             --------
         .03                 (.47)                 .29                  .01
    --------             --------             --------             --------
        (.63)                (.70)                (.73)                (.76)
          --                 (.01)                (.01)                (.02)
        (.02)                (.01)                (.04)                  --
    --------             --------             --------             --------
        (.65)                (.72)                (.78)                (.78)
    --------             --------             --------             --------
    $   5.58             $   6.20             $   7.39             $   7.88
    --------             --------             --------             --------
    --------             --------             --------             --------
         .19%               (6.58)%               3.79%                0.00%
    $ 42,252             $ 37,288             $ 50,330             $ 65,068
    $ 42,557             $ 43,997             $ 60,652             $ 57,453
         .63%                 .60%                 .55%                 .52%
         .63%                 .60%                 .55%                 .52%
       10.41%               10.17%                9.53%                9.23%

    See Notes to Financial Statements                                     51

       Prudential High Yield Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 18, 2003

       Prudential High Yield Fund, Inc.
             Federal Income Tax Information (Unaudited)

      During the fiscal year ended December 31, 2002, the Fund paid ordinary income dividends per share totalling $.48, $.45, $.45 and $.49 for Class A, B, C and Z shares, respectively. Accordingly, we wish to advise you that 8.96% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
                                                                          53

    Prudential High Yield Fund, Inc.   www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1982    Marketing Consultant.                88
Thomas T. Mooney (61)           Director        Since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce; Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        Since 1999    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannet Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1995    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             71
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

    54                                                                    55

   Prudential High Yield Fund, Inc.    www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1991    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

      Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential
                                                              Securities; formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    56                                                                    57

   Prudential High Yield Fund, Inc.    www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of Prudential
                                and Director                  Investments; formerly various
                                                              positions to Senior Vice
                                                              President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

      Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Deborah A. Docs (45)            Secretary       Since 1996    Vice President and Corporate
                                                              Counsel (since January 2001)
                                                              of Prudential; Vice President
                                                              and Assistant Secretary (since
                                                              December 1996) of PI.

    58                                                                    59

   Prudential High Yield Fund, Inc.      www.prudential.com   (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    60                                                                    61

Prudential High Yield Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential High Yield Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                        www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential High Yield Fund, Inc.

Class A    Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

                        One Year    Five Years    Ten Years   Since Inception
With Sales Charge        -5.50%      -1.95%         4.54%         6.30%
Without Sales Charge     -1.56%      -1.14%         4.96%         6.64%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential High
Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Corporate High
Yield Index (the Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1992) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges or operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -6.56%       -1.78%        4.38%          7.73%
Without Sales Charge    -2.07%       -1.65%        4.38%          7.73%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Prudential High
Yield Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers U.S. Corporate High
Yield Index (the Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (December 31, 1992) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential High Yield Fund, Inc.

Class C     Growth of a $10,000 Investment

                (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -3.94%      -1.85%          N/A          3.47%
Without Sales Charge    -2.07%      -1.65%          N/A          3.59%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
High Yield Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers U.S. Corporate High
Yield Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class
C shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 12/31/02

    One Year    Five Years    Ten Years    Since Inception
     -1.30%       -0.87%         N/A          2.40%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
High Yield Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers U.S. Corporate High
Yield Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq      CUSIP
------------    ------      ----
Class A         PBHAX     74435F106
Class B         PBHYX     74435F205
Class C         PBHCX     74435F304
Class Z         PHYZX     74435F403

MF110E    IFS-A077529